Exhibit 99.1

                           Union Bankshares, Inc.
---------------------------------------------------------------------------

                                June 30, 2002

                            Second Quarter Report

                             [LOGO]    CITIZENS
                                       SAVINGS BANK
                                       AND TRUST COMPANY

                             [LOGO]    UNION BANK

                          Wholly Owned Subsidiaries



                                                              July 18, 2002

Dear Shareholder:

The first six months of 2002 have shown good results in balance sheet growth with increases in assets of 6.8%, loans 8.1%, and deposits 6.7% over the same period last year. Unfortunately, a decrease in earnings for the second quarter has put us behind our earnings forecast and net income for the first six months of this year vs. last.

Review of the condensed income statement inside reveals three major reasons for the decrease. First, an after-tax loss on the sale of foreclosed real estate accounted for the largest portion. In addition, one time start-up, additional staff, and marketing costs attributable to Union Bank's new Fairfax office added to overhead costs. Finally, due to the modest slow down in the economy and the continued growth of the loan portfolio, an increase in the provision for bad debts was deemed appropriate.

On a more positive note, net interest income has improved in spite of the continued low interest rate environment and margin squeeze. This is due mainly to increased growth in our loan portfolio and reduced costs for deposits.

The number of construction loans in our BUILD program exceeds those of last year and as we look forward to the balance of 2002, our third and fourth quarters have historically been periods of strong growth and earnings. This year is anticipated to be no different as we move into our busiest time of the year.

The May 15th annual meeting was well attended with proxies voting 97.2% of the shares outstanding for the slate of Directors. John Steel, a member of the Union Bank Board of Directors and Stowe business owner, became the newest member of the Bankshares Board. All officers and directors of the Company and its affiliates are listed inside.

Union's new Fairfax branch opened on April 22nd and is being well received. Amenities include a full-service ATM, safe deposit boxes, and convenient access. In addition, a new full-service ATM was installed on Route 108 in Stowe. This brings to 26 the number of ATM's operated by your company. Look for two new enhancements to our electronic banking product, Net Teller, debuting this fall.

A considerable portion of our local economy is based on tourism, with summer overtaking winter as the "strong" season a few years ago. We keep tabs on this, and although a little early, it appears the summer season is off to a good start with advance reservations at the inns and lodges reported to slightly above normal.

Enclosed is a dividend check or advice of deposit representing a dividend of $.28 per share to shareholders of record July 15, 2002.

Sincerely,

W. Arlen Smith                         Kenneth D. Gibbons
Chairman                               President & CEO


                           SHAREHOLDER ASSISTANCE
                                     AND
                            INVESTOR INFORMATION

If you need assistance with a change in registration of certificates, reporting lost certificates, non-receipt or loss of dividend checks, information about the Company, or to receive copies of financial reports, please contact us at the address and phone number listed below:

                 Corporate Name:   Union Bankshares, Inc.
                 Transfer Agent:   Union Bank
                                   P.O. Box 667
                                   Morrisville, VT
                                   05661-0667

                          Phone:   802-888-6600
                            Fax:   802-888-4921
                          Email:   ubexec@unionbankvt.com
               Internet Banking:   www.unionbankvt.com
                                   www.csbtc.com
                  American Stock
                 Exchange Ticker
                         Symbol:   UNB




Consolidated Balance Sheets (unaudited)
------------------------------------------------------------------------

                                          June 30, 2002    June 30, 2001

ASSETS
Cash and Due from Banks                    $ 14,345,477     $ 11,891,611
Federal Funds Sold                            1,357,607        3,870,242
Interest Bearing Deposits                     5,189,416        2,930,493
U.S. Government Securities                   16,176,534       18,568,450
State and Municipal Securities                6,174,118        5,147,783
Corporate Securities                         25,910,724       27,303,129
Loans, net                                  253,964,394      235,018,319
   Less:  Reserve for Loan Losses            (2,919,552)      (2,770,369)
Premises and Equipment, net                   4,806,186        3,737,863
Other Real Estate Owned                       1,280,861          134,730
Other Assets                                  6,807,027        6,072,283
                                           -----------------------------

      Total Assets                         $333,092,792     $311,904,534
                                           =============================

LIABILITIES AND SHAREHOLDERS' EQUITY
Demand Deposits                            $ 36,173,357     $ 33,110,178
Savings and Time Deposits                   242,579,766      228,140,563
Borrowed Funds                               12,755,749       10,877,058
Other Liabilities                             3,723,212        3,308,631
Common Stock                                  6,536,378        6,527,778
Paid in Capital                                 277,254          241,453
Retained Earnings                            32,185,980       30,848,076
Accumulated Other Comprehensive Income          583,027          443,248
Treasury Stock at Cost                       (1,721,931)      (1,592,451)
                                           -----------------------------

      Total Liabilities and
       Shareholders' Equity                $333,092,792     $311,904,534
                                           =============================


Standby Letters of Credit were $1,045,000 and $1,258,000 at June 30, 2002 and 2001 respectively.




Consolidated Statements of Income (unaudited)
------------------------------------------------------------------------------------------
                                      6/30/02    6/30/01          6/30/02        6/30/01
                                      -------    -------          -------        -------
                                        (3 months ended)            (6 months ended)
                                    ------------------------------------------------------

Interest Income                     $5,530,251    $6,097,922    $11,065,996    $12,121,213
Interest Expense                     1,593,600     2,461,028      3,348,561      4,988,436
                                    ------------------------------------------------------

      Net Interest Income            3,936,651     3,636,894      7,717,435      7,132,777
Less:  Provision for Loan Losses       105,000        56,250        195,000        112,500
                                    ------------------------------------------------------

      Net Interest Income after
       Loan Loss Provision           3,831,651     3,580,644      7,522,435      7,020,277

Trust Income                            48,081        63,002        115,578        150,019
Other Income                           660,974       693,258      1,319,522      1,354,729
Other Operating Expenses:
   Salaries                          1,275,629     1,140,080      2,535,950      2,300,213
   Employee Benefits                   393,284       336,238        781,000        675,185
   Occupancy                           167,664       172,727        327,315        337,254
   Equipment                           217,379       214,154        416,939        428,527
   Other                             1,009,462       739,865      1,789,323      1,402,942
                                    ------------------------------------------------------
      Total                          3,063,418     2,603,064      5,850,527      5,144,121

Net Income before Tax                1,477,288     1,733,840      3,107,008      3,380,904
Income Tax Expense                     393,806       489,083        854,513        968,051
                                    ------------------------------------------------------

      Net Income                    $1,083,482    $1,244,757    $ 2,252,495    $ 2,412,853
                                    ======================================================

Earnings per Share                  $     0.35    $     0.41    $      0.74    $      0.80
Book Value Per Share                                            $     12.50    $     12.04



                                DIRECTORS OF
                           UNION BANKSHARES, INC.

                          W. Arlen Smith, Chairman
                              Cynthia D. Borck
                           William T. Costa, Jr.
                             Kenneth D. Gibbons
                            Franklin G. Hovey II
                              Richard C. Marron
                              Robert P. Rollins
                                Jerry S. Rowe
                             Richard C. Sargent
                                John H. Steel

                                 OFFICERS OF
                           UNION BANKSHARES, INC.

W. Arlen Smith                                                     Chairman
Cynthia D. Borck                                             Vice-President
Kenneth D. Gibbons                                                President
Marsha A. Mongeon                                  Vice President/Treasurer
Robert P. Rollins                                                 Secretary
Jerry S. Rowe                                                Vice President
JoAnn A. Tallman                                        Assistant Secretary


                     DIRECTORS OF CITIZENS SAVINGS BANK
                              AND TRUST COMPANY

                              Cynthia D. Borck
                            J.R. Alexis Clouatre
                            William T. Costa, Jr.
                               Dwight A. Davis
                             Kenneth D. Gibbons
                            Franklin G. Hovey II
                                Jerry S. Rowe
                              Joseph M. Sherman

                      OFFICERS OF CITIZENS SAVINGS BANK
                              AND TRUST COMPANY

Alice H. Claflin                                              Trust Officer
Karen C. Gammell                                        Assistant Treasurer
Tracey D. Holbrook                                           Vice President
Susan O. Laferriere                                          Vice President
Dennis J. Lamothe                           Senior Vice President/Treasurer
Mildred R. Nelson                                  Assistant Vice President
Barbara A. Olden                                   Assistant Vice President
Deborah J. Partlow                                            Trust Officer
Jerry S. Rowe                                                     President
Tracy R. Verge                                          Assistant Treasurer
David A. Weed                                                Vice President


                           DIRECTORS OF UNION BANK

                           W. Arlen Smith, Chairman
                              Cynthia D. Borck
                             Kenneth D. Gibbons
                             Richard C. Marron
                             Robert P. Rollins
                             Richard C. Sargent
                               John H. Steel

                           OFFICERS OF UNION BANK

Wanda L. Allaire                                   Assistant Vice President
Rhonda L. Bennett                                            Vice President
Cynthia D. Borck                                   Executive Vice President
Shawn M. Davis                                      Commercial Loan Officer
Fern C. Farmer                                     Assistant Vice President
Patsy S. French                                    Assistant Vice President
Kenneth D. Gibbons                                                President
Lorraine M. Gordon                                 Assistant Vice President
Claire A. Hindes                                   Assistant Vice President
Patricia N. Hogan                                            Vice President
Peter R. Jones                                               Vice President
Stephen H. Kendall                                 Assistant Vice President
Margaret S. Lambert                                Assistant Vice President
Susan F. Lassiter                                  Assistant Vice President
Phillip L. Martin                                  Assistant Vice President
Marsha A. Mongeon                           Senior Vice President/Treasurer
Freda T. Moody                                     Assistant Vice President
Richard N. Morrison                                Assistant Vice President
Colleen D. Putvain                                      Assistant Treasurer
Donna M. Russo                                               Vice President
Ruth P. Schwartz                                             Vice President
David S. Silverman                                    Senior Vice President
JoAnn A. Tallman                                        Assistant Secretary
Francis E. Welch                                   Assistant Vice President
Craig S. Wiltshire                                           Vice President


                             UNION BANK OFFICES

      Morrisville                                    Jeffersonville
 20 Lower Main Street*                               80 Main Street*
    (802) 888-6600                                   (802) 644-6600

   Northgate Plaza*                                     Hyde Park
      Route 100                                      250 Main Street
    (802) 888-6860                                   (802) 888-6880

         Stowe                                       Remote ATM's at:
    Stowe Village*                             Smugglers' Notch Resort (2)
 Park and Pond Streets                            Johnson State College
    (802) 253-6600                                   Copley Hospital
                                                  Cold Hollow Cider Mill
       Fairfax                                      Trapp Family Lodge
      Route 104*                                Stowe Mountain Resort (3)
    (802) 849-2600                             Big John's Riverside Store
                                                 Taft Corners, Williston
       Hardwick                                        Ben & Jerry's
  103 VT Route 15*                                 Stowe Mountain Road
    (802) 472-8100
                                                   Express Telebanking
       Johnson                                       (802) 888-6448
198 Lower Main Street*                               (800) 583-2869
    (802) 635-6600

                             www.unionbankvt.com

*     ATM's at these branches


                            CITIZENS SAVINGS BANK
                              AND TRUST COMPANY
                                   OFFICES

     St. Johnsbury                                   Remote ATM's at:
  364 Railroad Street*                            East Burke, Route 114
    (802) 748-3131                                  Danville, Route 2
                                                 Burke Mountain Ski Area
  325 Portland Street
    (802) 748-3121                                Littleton Loan Center
                                                     241 Main Street
     Lyndonville                                      Littleton, NH
   183 Depot Street*                                 (603) 444-7136
    (802) 626-3100
                                                  Express Phone Banking
 St. Johnsbury Center                                (802) 748-0815
 Green Mountain Mall*                                (800) 748-1018
 1998 Memorial Drive
    (802) 748-2454

                                www.csbtc.com

*     ATM's at these branches